Exhibit 99.1

As previously announced, TDS will hold a teleconference May 7, 2008, at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com.

Contact:  Mark A. Steinkrauss, Vice President, Corporate Relations

(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations

(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS INCREASES IN OPERATING REVENUES, INCOME

Note: Comparisons are year over year unless otherwise noted.

1Q 2008 Highlights

Enterprise/TDS Corporate

•      8 percent increase in operating revenues, to $1,249.1 million.

•      8 percent increase in operating income, to $153.6 million.

•      Repurchased 1,041,016 TDS special common shares using $45.1 million of a $250 million stock repurchase program authorized in 2007 ($78.3 million remains).

Wireless/U.S. Cellular®

•      12 percent increase in service revenues, to $962.1 million.

•      49 percent increase in data revenues, to $115.7 million.

•      7 percent increase in ARPU (average monthly revenue per unit), to $52.06.

•      Retail postpay churn was 1.4 percent; postpay customers comprised 95 percent of retail customers.

•      Call quality recognized for fifth consecutive time in J.D. Power and Associates survey.

Wireline/TDS Telecom

•      Cost controls contributed to slight increase in operating income, to $37.8 million, despite a 5.3 percent decrease in operating revenues.

•      31 percent increase in ILEC DSL (digital subscriber line) customers, to 154,800; CLEC DSL customers totaled 43,100.

•      29 percent increase in ILEC data revenue, to $21.2 million.

•      ILEC equivalent access lines grew slightly to 767,100; ILEC physical access lines declined to 579,200.

CHICAGO – May 7, 2008 – Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,249.1 million for the first quarter of 2008, an increase of eight percent from $1,156.6 million in the comparable period one year ago. The company recorded operating income of $153.6 million, an eight percent increase from $142.8 million in the first quarter of 2007. Net income available to common and diluted earnings per share were $73.5 million and $0.62, respectively, compared to $219.3 million and $1.85, respectively, in the comparable period one year ago.*

*In the first quarter of 2007, the company recorded a gain on investments and financial instruments of $255.9 million primarily related to the derivative component of the Deutsche Telekom and Vodafone Group Plc variable prepaid forward contracts.

Solid gains in operating revenues and income

“We had solid increases in operating revenues and income this quarter,” said LeRoy T. Carlson, Jr., TDS president and CEO. “In a competitive marketplace with pressure from the slowing national economy, our focus on an excellent customer experience helped to produce gains in service and data revenues at our wireless unit, and generated strong increases in DSL customers at our wireline unit. We continued our share repurchase programs at TDS and U.S. Cellular to provide additional value to shareholders and minimize dilution from employee benefit plans. TDS continues to emphasize steady growth, with a conservative balance sheet and minimal exposure to credit risk and similar issues currently affecting the financial markets.

Wireless data revenues drove increases in service revenues and ARPU

“U.S. Cellular’s customers are increasingly responding to the company’s smartphone offerings,” continued Carlson, “such as the BlackBerry® Pearl™ introduced in the first quarter. Data plans related to these devices, as well as new data services and strong growth in the use of messaging services, helped to increase data revenues, which in turn increased service revenues and ARPU. The company had solid net retail postpay customer additions, while the net retail postpay churn rate was a low, 1.4 percent. Margins were under pressure, due in part to higher advertising costs, handset subsidies, and network costs.

Continued growth in wireline DSL; pressure on physical access lines

“In our wireline business, there was a slight increase in overall operating income,” added Carlson, “which was helped in part by reduced expenses in both the ILEC and CLEC businesses. Our wireline unit continues to experience pressure on its physical access lines, although steady increases in DSL customers and related revenues have largely offset those losses. ILEC data revenues increased 29 percent, as the company continues to strengthen its broadband position with deeper penetration and new high-speed services for residential and commercial customers.”

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of May 7, 2008 is as follows:

Net Retail Customer Additions	200,000 - 275,000
Service Revenues	$3.9 - 4.0 billion**
Operating Income	$435 - 510 million
Depreciation, Amortization & Accretion	Approx. $615 million**
Capital Expenditures	$565 - 615 million

TDS Telecom (ILEC and CLEC) 2008 guidance as of May 7, 2008 is as follows:

Operating Revenues	$810 - 840 million
Operating Income	$110 - 140 million**
Depreciation, Amortization & Accretion	Approx. $160 million**
Capital Expenditures	$130 - 160 million**

**Unchanged from guidance issued on Feb. 29, 2008

This guidance represents the views of management as of May 7, 2008 and should not be assumed to be accurate as of any other date. TDS undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

TDS special common share repurchase summary

Repurchase Period	# Shares	Price (in millions)
2008 (first quarter)	1,041,016	$45.1
2007 (full year)	2,076,979	$126.7
Total	3,117,995	$171.7

In 2007, the TDS Board of Directors authorized the repurchase of up to $250 million in special common shares. As of March 31, 2008, $78.3 million remained under the authorization.

Conference call information

TDS will hold a conference call on May 7, 2008 at 10:00 a.m. Chicago time.

•      Access the live call online at http://www.videonewswire.com/event.asp?id=48272 or on the Conference Calls page of www.teldta.com.

•      Access the call by phone at (800) 706-9695 (US/Canada) and use conference ID 45884257.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.teldta.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone & Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless, local and long-distance telephone, and broadband services to nearly 7.4 million customers in 36 states through its business units, U.S. Cellular (wireless) and TDS Telecom (wireline). Founded in 1969 and headquartered in Chicago, TDS employed 12,100 people as of March 31, 2008. For more information about TDS, visit www.teldta.com.

About U.S. Cellular

United States Cellular Corporation, the nation’s sixth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to more than 6.2 million customers in 26 states. The Chicago-based company employed 8,700 associates as of March 31, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of more recently launched markets; changes in the overall economy, competition, the access to and pricing of unbundled network elements, the state and federal telecommunications regulatory environment, and the value of assets and investments, including variable prepaid forward contracts; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate the material weakness; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming terms, the availability of devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

###

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
U.S. Cellular
Total Population:
Consolidated markets (1)	82,846,000	82,371,000	81,841,000	81,581,000	56,048,000
Consolidated operating markets (1)	45,262,000	44,955,000	44,955,000	44,955,000	44,416,000
All customers:
Customer units (2)	6,201,000	6,122,000	6,067,000	6,010,000	5,973,000
Gross customer unit additions	409,000	437,000	447,000	418,000	459,000
Net customer unit additions	80,000	55,000	57,000	37,000	152,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.4%	7.4%	7.4%	10.7%
Consolidated operating markets (3)	13.7%	13.6%	13.5%	13.4%	13.4%
Retail customers:
Customer units (2)	5,640,000	5,564,000	5,500,000	5,448,000	5,377,000
Gross customer unit additions	360,000	367,000	374,000	347,000	397,000
Net customer unit additions	85,000	64,000	52,000	71,000	146,000

Cell sites in service	6,452	6,383	6,255	6,140	6,004
Average monthly revenue per unit (4)	$52.06	$52.46	$52.71	$50.42	$48.69
Retail service revenue per unit (4)	$45.14	$45.36	$45.00	$43.87	$42.69
Inbound roaming revenue per unit (4)	$2.93	$3.09	$3.36	$2.68	$2.33
Long-distance/other revenue per unit (4)	$3.99	$4.01	$4.35	$3.87	$3.67
Minutes of use (MOU) (5)	948	906	887	858	783
Retail postpay churn rate per month (6)	1.4%	1.5%	1.6%	1.4%	1.3%
Construction Expenditures (000s)	$111,700	$188,100	$130,600	$137,100	$109,700

(1)             “Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)             All customer units and Retail customer units as of March 31, 2008 include one time adjustments, resulting from a review of U.S. Cellular’s customer reporting procedures.

(3)             Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)             Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$962,094	$957,896	$954,540	$906,218	$860,583
Components:
Retail service revenue during quarter	$834,213	$828,169	$814,948	$788,535	$754,515
Inbound roaming revenue during quarter	$54,089	$56,358	$60,843	$48,084	$41,268
Long-distance/other revenue during quarter	$73,792	$73,369	$78,749	$69,599	$64,800

Divided by average customers during quarter (000s)	6,160	6,086	6,036	5,991	5,892
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$52.06	$52.46	$52.71	$50.42	$48.69
Retail service revenue per unit	$45.14	$45.36	$45.00	$43.87	$42.69
Inbound roaming revenue per unit	$2.93	$3.09	$3.36	$2.68	$2.33
Long-distance/other revenue per unit	$3.99	$4.01	$4.35	$3.87	$3.67

(5)             Average monthly local minutes of use per customer (without roaming).

(6)             Retail postpay churn rate per month is calculated by dividing the total monthly retail postpay customer disconnects during the quarter by the average retail postpay customer base for the quarter.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
TDS Telecom
ILEC:
Access line equivalents (1)	767,100	762,700	763,000	761,200	763,400
Access lines	579,200	585,600	595,100	601,600	610,300
Digital Subscriber Lines (DSL) customers	154,800	143,500	135,500	127,400	118,000
Long Distance customers	344,900	345,200	346,400	346,500	343,800
Construction Expenditures (000s)	$14,600	$41,300	$23,500	$30,900	$16,100
CLEC:
Access line equivalents (1)	426,700	435,000	443,700	448,400	456,200
Percent of access lines on-switch	94.3%	94.0%	93.9%	93.7%	93.3%
Digital Subscriber Lines (DSL) customers	43,100	43,300	43,600	43,800	42,600
Construction Expenditures (000s)	$3,500	$5,700	$3,400	$4,800	$2,500

(1)             Equivalent access lines are the sum of physical access lines and high-capacity data lines adjusted to estimate the equivalent number of physical access lines in terms of capacity.  A physical access line is the individual circuit connecting a customer to a telephone company’s central office facilities.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Three Months Ended March 31,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$1,037,856	$934,674	$103,182	11.0%
TDS Telecom	206,076	217,622	(11,546)	(5.3)%
All Other (1)	5,169	4,261	908	21.3%
	1,249,101	1,156,557	92,544	8.0%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	772,687	676,894	95,793	14.2%
Depreciation, amortization and accretion	142,530	145,952	(3,422)	(2.3)%
Loss on asset disposals, net	3,673	3,305	368	11.1%
	918,890	826,151	92,739	11.2%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	128,806	140,196	(11,390)	(8.1)%
Depreciation, amortization and accretion	39,508	39,905	(397)	(1.0)%
(Gain) on asset disposals, net	(21)	—	(21)	N/M
	168,293	180,101	(11,808)	(6.6)%
All Other (1)
Expenses excluding depreciation and amortization	4,189	5,360	(1,171)	(21.8)%
Depreciation and amortization	4,120	2,148	1,972	91.8%
	8,309	7,508	801	10.7%

Total Operating Expenses	1,095,492	1,013,760	81,732	8.1%
Operating Income (Loss)
U.S. Cellular	118,966	108,523	10,443	9.6%
TDS Telecom	37,783	37,521	262	0.7%
All Other (1)	(3,140)	(3,247)	107	3.3%
	153,609	142,797	10,812	7.6%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	21,470	23,696	(2,226)	(9.4)%
Interest and dividend income	9,746	16,196	(6,450)	(39.8)%
Gain (loss) on investments and financial instruments	(3,490)	255,870	(259,360)	N/M
Interest expense	(41,380)	(57,801)	16,421	28.4%
Other, net	(199)	(2,224)	2,025	91.1%
	(13,853)	235,737	(249,590)	N/M
Income Before Income Taxes and Minority Interest	139,756	378,534	(238,778)	(63.1)%
Income tax expense	49,251	141,238	(91,987)	(65.1)%
Income Before Minority Interest	90,505	237,296	(146,791)	(61.9)%
Minority share of income, net of tax	(17,018)	(17,971)	953	5.3%
Net Income	73,487	219,325	(145,838)	(66.5)%
Preferred dividend requirement	(13)	(13)	—	0.0%
Net Income Available to Common	$73,474	$219,312	$(145,838)	(66.5)%

Basic Weighted Average Common Shares Outstanding	117,570	116,837	733	0.6%
Basic Earnings Per Share	$0.62	$1.88	$(1.26)	(67.0)%

Diluted Weighted Average Common Shares Outstanding	118,191	118,383	(192)	(0.2)%
Diluted Earnings Per Share	$0.62	$1.85	$(1.23)	(66.5)%

(1) Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS
	March 31,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$1,209,786	$1,174,446
Marketable equity securities	969,311	1,917,893
Accounts receivable from customers and other	509,381	530,421
Inventory	128,771	115,818
Other current assets	116,762	137,010
	2,934,011	3,875,588

Investments
Licenses	1,824,144	1,516,629
Goodwill	684,164	679,129
Customer lists	25,794	25,851
Investments in unconsolidated entities	224,282	206,418
Other investments	11,279	11,509
	2,769,663	2,439,536

Property, Plant and Equipment, net
U.S. Cellular	2,568,338	2,595,096
TDS Telecom	883,544	900,267
Other	30,758	29,739
	3,482,640	3,525,102

Other Assets and Deferred Charges	52,099	53,917

Total Assets	$9,238,413	$9,894,143

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS (cont’d)

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY
	March 31,	December 31,
	2008	2007
Current Liabilities
Prepaid forward contracts	$669,226	$1,005,512
Current portion of long-term debt	4,444	3,860
Derivative liability	156,081	711,692
Accounts payable	298,840	308,882
Customer deposits and deferred revenues	172,377	166,191
Accrued interest	24,264	18,456
Accrued taxes	153,245	40,439
Accrued compensation	61,806	91,703
Net deferred income tax liability	209,074	327,162
Other current liabilities	335,535	125,622
	2,084,892	2,799,519

Deferred Liabilities and Credits
Net deferred income tax liability	570,747	555,593
Asset retirement obligation	177,527	173,468
Other deferred liabilities and credits	157,195	154,602
	905,469	883,663

Long-Term Debt	1,635,373	1,632,226

Minority Interest in Subsidiaries	665,701	651,537

Preferred Shares	860	860

Common Stockholders’ Equity
Common Shares, $.01 par value	566	566
Special Common Shares, $.01 par value	629	629
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	2,049,738	2,048,110
Treasury Shares, at cost
Common Shares	(119,598)	(120,544)
Special Common Shares	(245,177)	(204,914)
Accumulated other comprehensive income	9,180	511,776
Retained earnings	2,250,716	1,690,651
	3,946,118	3,926,338

Total Liabilities and Stockholders’ Equity	$9,238,413	$9,894,143

BALANCE SHEET HIGHLIGHTS

MARCH 31, 2008

(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$216,475	$389,883	$603,428	$—	$1,209,786
Affiliated cash investments	—	752,090	—	(752,090)	—
Marketable equity securities	16,404	—	952,907	—	969,311
Notes receivable—affiliates	—	—	270,582	(270,582)	—
	$232,879	$1,141,973	$1,826,917	$(1,022,672)	$2,179,097

Licenses, goodwill and customer lists	$2,295,167	$404,133	$(165,198)	$—	$2,534,102
Investment in unconsolidated entities	172,586	6,528	50,644	(5,476)	224,282
Other investments	4,391	3,118	3,770	—	11,279
	$2,472,144	$413,779	$(110,784)	$(5,476)	$2,769,663

Property, Plant and Equipment, net	$2,568,338	$883,544	$30,758	$—	$3,482,640

Notes payable: cash management	—	—	752,090	(752,090)	—
intercompany	—	270,582	—	(270,582)	—
	$—	$270,582	$752,090	$(1,022,672)	$—

Forward contracts (all current)	$—	$—	$669,226	$—	$669,226

Long-term Debt:
Current portion	$509	$474	$3,461	$—	$4,444
Non-current portion	1,006,395	2,995	625,983	—	1,635,373
Total	$1,006,904	$3,469	$629,444	$—	$1,639,817

Preferred Shares	$—	$—	$860	$—	$860

Construction expenditures:
Quarter ended 3/31/08	$111,690	$18,082	$2,693		$132,465

TDS Telecom Highlights

Three Months Ended March 31,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$51,576	$57,522	$(5,946)	(10.3)%
Data	21,186	16,422	4,764	29.0%
Network access	70,082	76,173	(6,091)	(8.0)%
Miscellaneous	8,971	7,475	1,496	20.0%
	151,815	157,592	(5,777)	(3.7)%
Operating Expenses
Cost of services and products	44,834	49,097	(4,263)	(8.7)%
Selling, general and administrative expenses	42,481	41,859	622	1.5%
Depreciation, amortization and accretion	33,624	34,046	(422)	(1.2)%
(Gain) on asset disposals	(21)	—	(21)	N/M
	120,918	125,002	(4,084)	(3.3)%

Operating Income	$30,897	$32,590	$(1,693)	(5.2)%

Competitive Local Exchange Carrier Operations
Revenues	$56,129	$61,350	$(5,221)	(8.5)%

Expenses excluding depreciation, amortization and accretion	43,359	50,560	(7,201)	(14.2)%
Depreciation, amortization and accretion	5,884	5,859	25	0.4%
	49,243	56,419	(7,176)	(12.7)%

Operating Income	$6,886	$4,931	$1,955	39.6%

Intercompany revenues	$(1,868)	$(1,320)	$(548)	N/M
Intercompany expenses	(1,868)	(1,320)	(548)	N/M
	—	—	—

Total TDS Telecom Operating Income	$37,783	$37,521	$262	0.7%

N/M – Percentage change not meaningful.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

Three Months Ended March 31,

(Unaudited, dollars in thousands)

	2008	2007
Cash Flows from Operating Activities
Net income	$73,487	$219,325
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities:
Depreciation, amortization and accretion	186,158	188,005
Bad debts expense	20,405	12,255
Stock-based compensation expense	3,116	4,651
Deferred income taxes	(102,540)	81,841
(Gain) loss on investments and financial instruments	3,490	(255,870)
Equity in earnings of unconsolidated entities	(21,470)	(23,696)
Distributions from unconsolidated entities	7,047	2,321
Minority share of income	17,018	17,971
Loss on asset disposals, net	3,652	3,305
Noncash interest expense	5,319	5,378
Other noncash expense	189	—
Excess tax benefit from stock awards	(1,138)	(1,522)
Changes in assets and liabilities from operations
Change in accounts receivable	(10,156)	20,262
Change in inventory	(15,485)	15,785
Change in accounts payable	(14,529)	(27,048)
Change in customer deposits and deferred revenues	6,162	12,648
Change in accrued taxes	149,349	55,355
Change in accrued interest	5,807	5,403
Change in other assets and liabilities	(46,882)	(49,901)
	268,999	286,468
Cash Flows from Investing Activities
Additions to property, plant and equipment	(132,465)	(130,717)
Cash paid for acquisitions	(107,685)	(18,237)
Cash received from divestitures	6,838	279
Proceeds from sale of investments	48,619	—
Other investing activities	371	2,246
	(184,322)	(146,429)
Cash Flows from Financing Activities
Issuance of notes payable	—	25,000
Issuance of long-term debt	—	454
Repayment of long-term debt	(928)	(848)
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	1,103	7,040
U.S. Cellular Common Shares issued for benefit plans, net of tax payments	(2,526)	5,558
Excess tax benefit from stock awards	1,138	1,522
Repurchase of TDS Special Common Shares	(40,584)	—
Repurchase of U.S. Cellular Common Shares	(6,201)	—
Dividends paid	(13)	(11,399)
Distributions to minority partners	(2,588)	(2,519)
Other financing activities	1,262	(1,769)
	(49,337)	23,039

Net Increase in Cash and Cash Equivalents	35,340	163,078
Cash and Cash Equivalents
Beginning of period	1,174,446	1,013,325
End of period	$1,209,786	$1,176,403